UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        January 18, 2012

MUTUALFIRST FINANCIAL, INC.
(Exact name of registrant as specified in its chapter)

Maryland	000-27905	35-2085640
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

110 E. Charles Street, Muncie, Indiana	47305-2419
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code                      (765) 747-2800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)	On January 18, 2012, based on a recommendation from its Compensation Committee, the Board of Directors of the Registrant approved the MutualBank 2012 Executive Variable Compensation Plan, which provides for cash incentive payments to designated executives of the Registrant, including its three named executive officers and chief financial officer. This cash incentive plan provides for one-time payments to the designated executives based on the Registrant’s 2012 earnings per share (“EPS”). Under the plan, cash payments are calculated as a percentage of 2012 base salary, with the appropriate percentage determined by what targeted EPS level is met for 2012. The plan does not create any vested rights in the participants and may be modified, repealed or discontinued at any time by the Board of Directors. In addition, the plan includes a clawback requiring repayment to the extent any payment made is later determined to have been based on performance measurements that are subsequently deemed to be inaccurate due to misstatement or misrepresentation.

For the named executive officers and chief financial officer of the Registrant, the plan establishes five designated EPS levels (one of which is based on the Registrant’s 2012 budget) and a range of percentage of salary cash incentive payments for meeting each EPS level as follows:

	2012 Base Salary	Range of Possible Incentive Payments As a Percentage of Base Salary
David W. Heeter President and Chief Executive Officer of the Company and Chief Executive Officer of MutualBank	$296,000	9.0% to 60.0%

Patrick C. Botts Executive Vice President of the Company and President and Chief Operating Officer of the Bank	$255,000	7.5% to 50.0%

Charles J. Viater Senior Vice President of the Company and Regional President of the Bank	$264,500	6.00% to 40.0%

Christopher D. Cook Senior Vice President, Treasurer and Chief Financial Officer of the Company and the Bank	$165,000	6.00% to 40.0%

The foregoing description is a summary of this cash incentive plan and is qualified in its entirety by reference to the copy of the plan that is attached as Exhibit 10.22 and is hereby incorporated by reference into this Form 8-K by reference.

Item 9.01.	Financial Statements and Other Exhibits

(d) Exhibits

10.4  MutualBank 2012 Executive Variable Compensation Plan

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SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MUTUALFIRST FINANCIAL, INC.

Date: February 15, 2012	By:	/s/ David W. Heeter
David W. Heeter
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

10.4	MutualBank 2012 Executive Variable Compensation Plan

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